                 Semiannual Report

                                  GLOBAL
                                  TECHNOLOGY
                                  FUND

                                  -------------
                                  JUNE 30, 2001
                                  -------------

    [LOGO]
T. ROWE PRICE

     REPORT HIGHLIGHTS
     ---------------------------------------------------------------------------
     Global Technology Fund

   . The broad stock market lost ground during the past six months, and technology stocks ended significantly lower.

   . The fund's returns for the six months ended June 30, 2001, trailed the S&P
     500 in a difficult environment for tech shares.

   . The fund is well diversified across regions and industry sectors.

   . We anticipate a recovery in technology but expect it to take longer and, perhaps, be more modest than in the recent past.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Technology stocks rebounded in the second quarter, but it was not enough of a bounce to offset significant losses in the first three months of the year. The broad market measured by the S&P 500 was also off during the half, despite an attempt to recover from the lows in March. Against a backdrop of weak economic news, many global central banks reduced interest rates in an attempt to keep regional economies from skidding into a recession.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

                                                                 Since Inception
Periods Ended 6/30/01                                   6 Months        9/29/00
--------------------------------------------------------------------------------
Global Technology Fund                                  -24.50%          -43.90%
S&P 500 Stock Index                                      -6.70           -14.00

During the first half of the year, the fund declined 24.50% compared with a 6.70% drop in the unmanaged Standard & Poor's 500 Stock Index in a difficult environment for tech shares. The severity, persistence, and volatility associated with the current downturn can be fully appreciated when one considers that, during this period, the fund experienced a one-day return of 14.2% and a monthly return of 25.6% -- and still lost nearly a quarter of its net asset value. The fund's exposure to communications-related stocks had a particularly negative impact on results.

MARKET ENVIRONMENT

During 1999 and into the early months of 2000, the combination of strong global economies, incremental spending associated with the transition to Year 2000, the dot-com bubble, unrestrained funding of alternative communications carriers, and manic participation by the investors created the greatest technology stock party in history. The recent environment for technology stocks remains a cruel mirror image of that party, now long past.

Foreign economies have been following the U.S. into a pattern of slower growth and weak capital spending, with Japan teetering again on recession. The dot-com bubble, having finally burst, assumes its place in history as one of the greatest financial manias of all time, while the funding tsunami for alternative communications carriers has evaporated, leaving these debt-burdened, thinly stretched companies struggling for mere survival. Having been so severely burned, investors are approaching this sector with renewed caution.

However, what challenges us most in the current environment are not these largely transitory issues, but the difficulty in determining the technology sector's true level of near-term demand and normalized rate of secular growth. Key markets such as personal computers and cell phones are already well penetrated, so future growth seems destined to decelerate. Wireline communications services companies, having overspent on infrastructure to accommodate an abundance of new data services and heightened competition because of the emergence of the Internet and deregulation, are unlikely to expand their annual capital expenditures until 2003. Similarly, wireless communications providers, burdened with auction debt while navigating the transition to next-generation technologies in highly penetrated markets, have begun to focus on cash flow rather than subscriber additions, resulting in sluggish sales of handsets and infrastructure. Lastly, component providers such as semiconductor and optical module vendors have been crushed under the combined weight of substantially reduced end-market demand and an incomprehensibly large inventory overhang.

Of course, with technology stocks down roughly 60% since peaking in the spring of 2000, the market has recognized much of this sorry state of industry fundamentals. Moreover, we believe business conditions should bottom sometime this summer and improve measurably during 2002. Furthermore, while sentiment is nowhere near the fearful panic of late March and early April, it is far from ebullient, and plenty of investors appear ready to pounce on these stocks at the first glimmer of good news.

INVESTMENT PHILOSOPHY

The salient characteristic of our approach is intensive, timely, hands-on research in the areas of communications, integrated circuits, software, computing hardware, electronic commerce, information services, media, and life sciences. This involves extensive company visits, customer and competitor interviews, participation at trade shows and industry symposiums, and detailed financial analysis. We focus our internal resources on developing insights, relying on external resources primarily for information. Given the inherent volatility of the fund's universe, we usually maintain a modest cash position to permit opportunistic purchases.

Our investment philosophy can be summarized by the following eight principles:

        . Stay exposed to long-term, secular investment themes.

        . Diversify exposure among the most attractive segments of the technology sector.

        . Emphasize regional competencies.

        . Seek investments in companies that possess significant intellectual property.

        . Concentrate holdings in companies with sustainable business models.

        . Emphasize companies embarking on meaningful new product cycles.

        . Seek companies whose management has both vision and a proven track record.

        . Keep the portfolio fresh.

These principles have important ramifications for the profile of your fund. First of all, our stock holdings will be concentrated in the secular themes. While individual stock holdings will change frequently, the themes should be more enduring. Additionally, in contrast to other technology funds, our investments will be spread across a variety of segments within a broadly defined technology sector. Moreover, our investments within each geographic region will seek to exploit the technological competence of that part of the world. Furthermore, the fund will emphasize stocks of companies whose destiny remains under their own control while limiting exposure to those selling commodity products in highly cyclical markets. Finally, in addition to maintaining core positions in established, leadership companies with proven management, our holdings will opportunistically include investments across an array of smaller, more volatile companies.

By consistently applying these investment principles to the portfolio management process, we hope to ensure that your fund remains exposed to the best-positioned companies in the most rapidly growing areas of the technology industry. Our investment approach is aggressive, and the potential long-term rewards from an investment in this fund are likely to entail considerable price fluctuations. However, we firmly believe that over time the rewards will compensate for the risks.

PORTFOLIO REVIEW

--------------------------
GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------

                                    [CHART]

                           United States         59%
                           Europe                18%
                           Far East              13%
                           Canada                 2%
                           Other and Reserves     8%

Based on net assets as of 6/30/01.

The fund is broadly diversified across geography and industry segment. At the end of June, 59% of assets were in stocks of U.S. companies while 41% of assets were in non-U.S. companies and reserves. Within our component of non-U.S. holdings, 18% were European, 6% were Japanese, and 13% were domiciled in other parts of the world. From a sector perspective, software was our largest exposure at 18% of assets, followed by communications services, hardware, components, and communications equipment in a range from 11% to 16%. Cash ended the period at slightly less than 5% of fund assets.

During the past six months, your fund's performance was most positively affected by our investments in the media, consumer and multi-media software, and component processing equipment segments. Our most significant contributor during the six months was semiconductor vendor Maxim Integrated Products, but the media segment generated the most consistent gains with Radio One and U.S. radio giant Clear Channel Communications standouts within that sector. In contrast, the fund suffered its most substantial losses in stocks of communications services and communications equipment companies. These stocks suffered from sluggish demand, pricing pressures, funding concerns, and a severe inventory overhang. While business conditions throughout the technology ecosystem are extremely difficult, the pain is particularly acute in the communications segments. Communications semiconductor maker Applied Micro Circuits, networking leader Cisco Systems, and Web hosting pioneer Exodus Communications suffered meaningful losses. In all cases, even our worst-case scenarios proved overly optimistic, resulting in a squeeze on profitability and revealing excessive valuations. As leaders in their respective fields, these companies should survive the current industry downturn and thrive during its ultimate recovery.

----------------------
SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

                                    [CHART]

                      Software                        18%
                      Communications Services         16%
                      Hardware                        14%
                      Components                      13%
                      Communications Equipment        11%
                      Media                            9%
                      Component Processing Equipment   7%
                      Other and Reserves               6%
                      E-Commerce                       6%

Based on net assets as of 6/30/01.

While we were relatively inactive during much of the period, trading activity increased sharply in both March and June. During both months, we adjusted the risk profile of the portfolio, banked tax loss carry forwards, and modified our position sizes going into the ensuing earnings reporting period. We will continue such behavior until signs of a sustainable recovery are evident.

OUTLOOK

With technology stocks down 60% from the peak levels reached in spring 2000 and sector fundamentals likely to improve as we move through 2002, the stage is set for a cyclical recovery in the sector. However, against the backdrop of extraordinary uncertainty, decelerating growth in key markets, and valuations that remain somewhat stretched, we expect such a recovery to be more modest than in the past. As always, we appreciate your continued support.

Respectfully submitted,

/S/ Charles A. Morris

Charles A. Morris
President of the fund and chairman of its Investment Advisory Committee

July 20, 2001

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

5
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T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/01
--------------------------------------------------------------------------------

Flextronics                                                               4.0%
NTT DoCoMo                                                                3.2
VeriSign                                                                  2.9
Vodafone                                                                  2.6
ASML Holding                                                              2.3
--------------------------------------------------------------------------------

Mercury Interactive                                                       2.1
Cisco Systems                                                             2.0
NetIQ                                                                     1.9
Analog Devices                                                            1.9
Maxim Integrated Products                                                 1.9
--------------------------------------------------------------------------------

Millicom International Cellular                                           1.8
Celestica                                                                 1.7
Altera                                                                    1.7
VNU                                                                       1.7
Nokia                                                                     1.6
--------------------------------------------------------------------------------

Siebel Systems                                                            1.6
QUALCOMM                                                                  1.6
Partner Communications                                                    1.6
Xilinx                                                                    1.6
KLA-Tencor                                                                1.6
--------------------------------------------------------------------------------

Internet Security Systems                                                 1.6
EMC                                                                       1.5
VERITAS Software                                                          1.4
Sony                                                                      1.4
Clear Channel Communications                                              1.3
--------------------------------------------------------------------------------

Total                                                                    48.5%

Note: Table excludes reserves.

6
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T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 6/30/01

Ten Largest Purchases                   Ten Largest Sales
--------------------------------------------------------------------------------
TT DoCoMo                               Western Wireless
Dallas Semiconductor*                   Sony
Informatica*                            Maxim Integrated Products
VeriSign                                Microsoft
Mercury Interactive                     Check Point Software Technologies**
Vodafone                                NTT DoCoMo
Agere Systems*                          Ariba**
Check Point Software Technologies*      Nokia
Juniper Networks                        McLeodUSA**
Brocade Communications Systems*         Sycamore Networks**

  * Position added
 ** Position eliminated

7
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T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

As of 6/30/01

                                    [CHART]

                           S&P 500 Stock Index     Global Technology Fund
           9/30/2000              10,000                   10,000
          12/31/2000               9,218                    7,430
           3/31/2001               8,125                    4,920
           6/30/2001               8,600                    5,610

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed if its actual (or cumulative) returns for the period shown had been earned at a constant rate.

                                              Since                  Inception
Period Ended 6/30/01                      Inception                       Date
--------------------------------------------------------------------------------
Global Technology Fund                      -43.90%                    9/29/00

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

8
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T. ROWE PRICE GLOBAL TECHNOLOGY FUND
Unaudited

FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                                        6 Months      9/29/00
                                                          Ended       Through
                                                         6/30/01     12/31/00
NET ASSET VALUE

Beginning of period                                  $    7.43      $   10.00
Investment activities
  Net investment income (loss)                            0.04*         (0.01)
  Net realized and
  unrealized gain (loss)                                 (1.86)         (2.56)
  Total from
  investment activities                                  (1.82)         (2.57)

NET ASSET VALUE
                                                     ------------------------
End of period                                        $    5.61      $    7.43
                                                     ------------------------

Ratios/Supplemental Data

Total return/X/                                         (24.50)%*      (25.70)%
Ratio of total expenses to
average net assets                                        1.50%*+        1.37%+
Ratio of net investment
income (loss) to average
net assets                                               (1.15)%*+      (0.25)%+
Portfolio turnover rate                                   169.6%+        123.6%+
Net assets, end of period                             ------------------------
(in thousands)                                        $ 101,015      $ 131,168
                                                      ------------------------

X Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses reimbursed by the manager pursuant to a voluntary net expense limitation in effect through December 31, 2002.
+    Annualized

The accompanying notes are an integral part of these financial statements.

9
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T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 2001

-----------------------
STATEMENT OF NET ASSETS                                    Shares        Value
--------------------------------------------------------------------------------
                                                                    In thousands

COMMON STOCKS 95.2%

SEMICONDUCTORS 0.3%

Semiconductor Equipment 0.3%

STMicroelectronics                                          10,000    $     340
                                                                      ---------
Total Semiconductors                                                        340
                                                                      ---------
HARDWARE 13.2%

Peripherals 2.2%

Brocade Communications Systems *                             9,000          396

EMC *                                                       51,600        1,499
Network Appliance *                                         25,000          342
                                                                      ---------
                                                                          2,237
                                                                      ---------
Systems 4.2%

COMPAQ Computer                                             30,200          468
Dell Computer *                                             31,700          829
Hewlett-Packard                                             13,200          377
Philips Electronics ADR                                     45,500        1,203
Sony ADR                                                    21,500        1,415
                                                                      ---------
                                                                          4,292
                                                                      ---------
Contract Manufacturing 6.8%

Celestica *                                                 34,200        1,761
Elcoteq Network (EUR)                                       41,300          277
Flextronics *                                              155,000        4,047
Jabil Circuit *                                             24,700          762
                                                                          6,847
                                                                      ---------
Total Hardware                                                           13,376
                                                                      ---------
SOFTWARE 16.8%

Enterprise Software 14.1%

Business Objects *                                          47,600        1,123
Comverse Technology *                                       16,300          931
Informatica *                                               73,900        1,283
Internet Security Systems *                                 33,300        1,617
Mercury Interactive *                                       34,800        2,085
Microsoft *                                                 16,100        1,175

10
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T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------


                                                            Shares        Value
--------------------------------------------------------------------------------
                                                                    In thousands

NetIQ *                                                     62,856    $   1,967
Oracle *                                                    35,000          665
SAP Sponsored ADR                                            9,000          316
Siebel Systems *                                            34,900        1,637
VERITAS Software *                                          21,800        1,450
                                                                      ---------
                                                                         14,249
                                                                      ---------
Consumer and Multi Media Software 2.7%

Adobe Systems                                               14,000          658
Electronic Arts *                                           16,000          926
Nintendo (JPY)                                               3,200          582
Sega (JPY) *                                                30,000          532
                                                                      ---------
                                                                          2,698
                                                                      ---------
Total Software                                                           16,947
                                                                      ---------
MEDIA 8.7%

Media 8.7%

Adelphia Communications *                                   14,000          574
AOL Time Warner *                                           15,000          795
AT&T Liberty Media (Class A) *                              42,200          738
Clear Channel Communications *                              21,500        1,348
Comcast (Class A Special) *                                 11,400          495
Grupo Televisa GDR *                                        19,500          780
NDS Group ADR *                                             14,300          485
Radio One (Class D) *                                       41,400          913
Rogers Communications                                       30,500          462
Viacom (Class B) *                                          10,300          533
VNU (EUR)                                                   49,300        1,671
                                                                      ---------
Total Media                                                               8,794
                                                                      ---------
COMMUNICATION SERVICES 15.7%

Wireless Services 14.0%

China Mobile (Hong Kong) (HKD) *                           212,400        1,119
China Mobile (Hong Kong) ADR *                              35,000          938
Crown Castle *                                              28,000          459
Millicom International Cellular *                           70,900        1,780
NTT DoCoMo (JPY)                                               183        3,184
Partner Communications ADR *                               341,000        1,630

11
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T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------


                                                            Shares        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Sprint PCS *                                                27,000    $     652
Triton PCS *                                                19,700          808
Vodafone ADR                                               119,700        2,675
Western Wireless *                                          19,900          856
                                                                      ---------
                                                                         14,101
                                                                      ---------
Wireline Services 1.7%

Allegiance Telecom *                                        29,600          444
Asia Global Crossing (Class A) *                           103,900          618
Colt Telecom *                                              12,000          336
Exodus Communications *                                    150,000          309
                                                                      ---------
                                                                          1,707
                                                                      ---------
Total Communication Services                                             15,808
                                                                      ---------
E-COMMERCE 6.4%

E-Commerce 6.4%

Affiliated Computer Services (Class A) *                     4,300          309
Ceridian *                                                  17,000          326
Certegy *                                                   25,000          700
Concord EFS *                                               11,500          598
First Data                                                   7,500          482
FIserv *                                                     7,500          480
Paychex                                                      8,500          340
SunGard Data Systems *                                      12,000          360
VeriSign *                                                  48,500        2,911
                                                                      ---------
Total E-Commerce                                                          6,506
                                                                      ---------
COMMUNICATIONS EQUIPMENT 10.8%

Wireline Equipment 5.2%

Cabletron Systems *                                         25,000          571
CIENA *                                                     24,600          935
Cisco Systems *                                            111,900        2,036
Extreme Networks *                                          10,000          295
Juniper Networks *                                          10,000          311
ONI Systems *                                               20,000          558
Sonus Networks *                                            25,000          584
                                                                      ---------
                                                                          5,290
                                                                      ---------
12
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T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------


                                                            Shares        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Wireless Equipment 5.6%

LM Ericsson (Class B) ADR                                  150,000    $     813
Motorola                                                    39,300          651
Nokia ADR                                                   74,500        1,642
Openwave Systems *                                          25,000          867
QUALCOMM *                                                  27,900        1,632
                                                                      ---------
                                                                          5,605
                                                                      ---------
Total Communications Equipment                                           10,895
                                                                      ---------
COMPONENT PROCESSING EQUIPMENT 6.9%

Semiconductor Processing Equipment 6.9%

Applied Materials *                                         21,300        1,046
ASM Lithography                                            102,300        2,276
Cognex *                                                    12,000          406
KLA-Tencor *                                                27,800        1,625
Novellus Systems *                                           6,000          341
Taiwan Semiconductor Manufacturing (TWD)                   210,000          390
United Microelectronics (TWD) *                            637,000          846
                                                                      ---------
Total Component Processing Equipment                                      6,930
                                                                      ---------
COMPONENTS 12.5%

Analog Semiconductors 3.8%

Analog Devices *                                            44,400        1,920
Maxim Integrated Products *                                 42,955        1,899
                                                                      ---------
                                                                          3,819
                                                                      ---------
Digital Semiconductor 6.4%

Altera *                                                    58,500        1,697
Applied Micro Circuits *                                    35,600          612
Broadcom *                                                   7,000          299
Lattice Semiconductor *                                     42,300        1,032
PMC-Sierra *                                                 8,000          249
Texas Instruments                                           29,300          923
Xilinx *                                                    39,500        1,629
                                                                      ---------
                                                                          6,441
                                                                      ---------

13
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T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------


                                                            Shares        Value
--------------------------------------------------------------------------------
                                                                   In thousands

Optical Components 2.3%

Agere Systems *                                            110,000    $     825
Corning                                                     14,900          249
JDS Uniphase *                                             104,520        1,307
                                                                      ---------
                                                                          2,381
                                                                      ---------
Total Components                                                         12,641
                                                                      ---------
IT SERVICES & CONSULTING 1.2%
IT Services & Consulting 1.2%

Altran Technologies (EUR) *                                  8,900          415
Sage Group (GBP)                                           226,000          808
                                                                      ---------
Total IT Services & Consulting                                            1,223
                                                                      ---------
Total Miscellaneous Common Stocks 2.7%                                    2,723
                                                                      ---------
Total Common Stocks (Cost $ 113,540)                                     96,183
                                                                      ---------
SHORT-TERM INVESTMENTS 3.1%
Money Market Funds 3.1%

T. Rowe Price Government Reserve Investment
  Fund, 3.90% #                                          3,163,056        3,163
                                                                      ---------
Total Short-Term Investments (Cost $ 3,163)                               3,163
                                                                      ---------


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T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------


                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Total Investments in Securities

98.3% of Net Assets (Cost $116,703)                                   $  99,346

Other Assets Less Liabilities                                             1,669
                                                                      ---------

NET ASSETS                                                            $ 101,015
                                                                      ---------
Net Assets Consist of:
Accumulated net investment income - net of distributions              $    (653)
Accumulated net realized gain/loss - net of distributions               (58,483)
Net unrealized gain (loss)                                              (17,357)
Paid-in-capital applicable to 17,998,415 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized        177,508
                                                                      ---------

NET ASSETS                                                            $ 101,015
                                                                      ---------

NET ASSET VALUE PER SHARE                                             $    5.61
                                                                      ---------

  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipt
GDR  Global depository receipt
EUR  Euro
GBP  British sterling
HKD  Hong Kong dollar
JPY  Japanese yen
TWD  Taiwan dollar

The accompanying notes are an integral part of these financial statements.

15
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T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
Unaudited


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                        6 Months
                                                                           Ended
                                                                         6/30/01

Investment Income (Loss)

Income

  Interest                                                          $     108
  Dividend                                                                 92
                                                                    ---------
  Total income                                                            200
                                                                    ---------
Expenses

  Shareholder servicing                                                   362
  Investment management                                                   358
  Custody and accounting                                                   64
  Registration                                                             31
  Prospectus and shareholder reports                                       24
  Legal and audit                                                          10
  Directors                                                                 5
                                                                    ---------
  Total expenses                                                          854
  Expenses paid indirectly                                                 (1)
                                                                    ---------
  Net expenses                                                            853
                                                                    ---------
Net investment income                                                    (653)
                                                                    ---------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                          (52,806)
  Foreign currency transactions                                          (105)
                                                                    ---------
  Net realized gain (loss)                                            (52,911)
                                                                    ---------
Change in net unrealized gain or loss on securities                    20,332
                                                                    ---------
Net realized and unrealized gain (loss)                               (32,579)
                                                                    ---------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  (33,232)
                                                                    ---------


The accompanying notes are an integral part of these financial statements.

16
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T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
Unaudited

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                          6 Months      9/29/00
                                                             Ended      Through
                                                           6/30/01     12/31/00
  Increase (Decrease) in Net Assets

  Operations
     Net investment income                               $    (653)   $     (91)
     Net realized gain (loss)                              (52,911)      (5,605)
     Change in net unrealized gain or loss                  20,332      (37,689)
                                                         ----------------------
     Increase (decrease) in net assets from operations     (33,232)     (43,385)
                                                         ----------------------
  Capital share transactions *
     Shares sold                                            20,799      185,106
     Shares redeemed                                       (17,720)     (10,653)
                                                         ----------------------
     Increase (decrease) in net assets from capital
     share transactions                                      3,079      174,453
                                                         ----------------------
  Net Assets

  Increase (decrease) during period                        (30,153)     131,068
  Beginning of period                                      131,168          100
                                                         ----------------------
  End of period                                          $ 101,015    $ 131,168
                                                         ----------------------
* Share information
     Shares sold                                             3,158       18,967
     Shares redeemed                                        (2,822)      (1,314)
                                                         ----------------------
     Increase (decrease) in shares outstanding                 336       17,653



The accompanying notes are an integral part of these financial statements.


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T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 2001



-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Global Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 29, 2000. The fund seeks to provide long-term capital growth.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax


18
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T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------


     regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $98,520,000 and $92,595,000, respectively, for the six months ended June 30, 2001.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company and distribute all of its taxable income. As of June 30, 2001, the fund has $878,000 of capital loss carryforwards, all of which expires in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $116,723,000. Net unrealized loss aggregated $17,357,000 at period end, of which $5,860,000 related to appreciated investments and $23,217,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.

NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $38,000 was

T. ROWE PRICE GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------


payable at June 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.45% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Group (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage, and extraordinary expenses, through December 31, 2002, which would cause the fund's ratio of total expenses to average net assets to exceed 1.50%. Thereafter, through December 31, 2004, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.50%. Pursuant to this agreement, $80,000 of management fees were not accrued by the fund for the six months ended June 30, 2001.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $346,000 for the six months ended June 30, 2001, of which $56,000 was payable at period end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $100,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES

Checking Available on most fixed-income funds ($500 minimum).

Automatic Investing From your bank account or paycheck.

Automatic Withdrawal Scheduled, automatic redemptions.

Distribution Options Reinvest all, some, or none of your distributions.

Automated 24-Hour Services Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

INVESTMENT INFORMATION

Combined Statement Overview of all your accounts with T. Rowe Price.

Shareholder Reports Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update Quarterly review of all T. Rowe Price fund results.

Insights Educational reports on investment strategies and financial markets.

Investment Guides Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access(R) 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds cov-ered in this report.

Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150



[LOGO] T. Rowe Price

T. Rowe Price Investment Services, Inc., Distributor.

                                                                F132-051 6/30/01